                 SELECT DIMENSIONS VARIABLE ANNUITY (SERIES II)
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                    SUPPLEMENT DATED FEBRUARY 23, 2000 TO THE
                          PROSPECTUS DATED MAY 3, 1999


Effective February 28, 2000, the following is added to the "Summary" section under the sub-section "Will Hartford Pay a Death Benefit?":

     The Optional Death Benefit calculation will be different if you elect to add the Optional Death Benefit after you purchase your Annuity.

Effective February 28, 2000, the following is added to the "Death Benefits" section under the sub-section "What is the Death Benefit and how is it calculated?":

     If you elect the Optional Death Benefit after you purchase your Annuity, your Interest Accumulation Value calculation will be:

          - Your Contract Value on the date we add the Optional Death Benefit to your Annuity;

          - Plus any Premium Payments made after the Optional Death Benefit is added;

          - Minus any partial Surrenders after the Optional Death Benefit is added;

          -    Compounded daily at an annual interest rate of 5.0%.


333-69491
HV-2571